UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 20, 2004

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 20, 2004, the Board of Directors of Forest Oil Corporation approved an amendment to the Restated Bylaws of Forest.  The amendment modified Section 9 of Article VI, entitled “Officers”.  The amendment modifies the duties of the controller and permits the Board to divide the duties of the office of the controller among two or more persons. A copy of Amendment No. 3 to the Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit	Description

3.1	Amendment No. 3, dated September 20, 2004, to the Restated Bylaws of Forest Oil Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: September 22, 2004	By	/s/ Newton W. Wilson III
Newton W. Wilson III
Senior Vice President – General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

3.1	Amendment No. 3, dated September 20, 2004, to the Restated Bylaws of Forest Oil Corporation.